SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2004

DOCUCORP INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	00-23829	75-2690838
(State of	(Commission File	(IRS employment
incorporation)	Number)	identification no.)

5910 North Central Expressway, Suite 800
Dallas, Texas 75206
(Address of principal executive offices)

Registrant’s telephone number, including area code 214-891-6500

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
Press Release

Item 2.02 Results of Operations and Financial Condition

     On November 18, 2004, the Company issued a press release regarding its results of operations for the quarter ended October 31, 2004. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

     Exhibit 99.1- Press release, dated November 18, 2004.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUCORP INTERNATIONAL, INC.
Date: November 19, 2004	By:	/s/ John H. Gray
John H. Gray,
Senior Vice President, Finance and Administration

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